UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 29, 2017
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BARRACUDA NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36162	83-0380411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3175 S. Winchester Blvd.
Campbell, California 95008
(Address of principal executive offices, including zip code)
(408) 342-5400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Chief Marketing Officer
Michael Perone, the Chief Marketing Officer and Executive Vice President of Barracuda Networks, Inc. (the "Company"), resigned on June 29, 2017, with such resignation to be effective on June 30, 2017. Mr. Perone will continue to serve as a member of the Company’s Board of Directors, and Mr. Perone will continue to assist with strategic and emerging technology investments and opportunities.
In connection with Mr. Perone’s resignation, the Company and Mr. Perone entered into a Resignation Agreement (the "Resignation Agreement") on June 29, 2017, which provides, among other things, that Mr. Perone resigns as Chief Marketing Officer of the Company effective June 30, 2017, and in order to ensure an orderly transition of his duties as Chief Marketing Officer, Mr. Perone will remain an employee of the Company until July 31, 2017 (the "Resignation Date").
The Resignation Agreement also provides that, until the Resignation Date, Mr. Perone is entitled to receive, among other things, his compensation and benefits as in effect as of the date of the Resignation Agreement. Mr. Perone is entitled to receive a cash payment of $550,000 within thirty (30) days of the Resignation Date, continuing payments of health insurance premiums and consulting services payments of $175,000 per quarter ending July 31, 2018. Additionally, the vesting of Mr. Perone’s then-outstanding Company stock options and restricted stock unit awards (collectively, the "Equity Awards") will accelerate in full such that all of the shares subject to such Equity Awards will become fully vested, settled, and exercisable, as applicable, on the Resignation Date.
The foregoing description of the Resignation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Resignation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Appointment of Chief Marketing Officer
On June 30, 2017, the Company announced that Erin Hintz will join the Company as Senior Vice President and Chief Marketing Officer effective July 5, 2017.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	Resignation Agreement, between the Company and Michael Perone, dated June 29, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRACUDA NETWORKS, INC.

Date: June 30, 2017	By:	/s/ Diane C. Honda
Diane C. Honda
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Resignation Agreement, between the Company and Michael Perone, dated June 29, 2017